                                                                      EXHIBIT 21

                        FLUOR CORPORATION SUBSIDIARIES(1)

[Note: Roman numerals below denote the level of the subsidiary. For example, "I" represents a first tier subsidiary of Fluor Corporation; "II" represents a second tier subsidiary, etc.]

                                                                                        PERCENT                    ORGANIZED
SUBSIDIARY NAME                                                                         HOLDING                   UNDER LAWS OF
---------------                                                                         -------                   -------------
I  AMERICAN EQUIPMENT COMPANY, INC.                                                     100.0000                  South Carolina
       II  AMECO Services Inc.                                                          100.0000                  Delaware
       II  Ameco Services, S. de R.L. de C.V.                                            72.6016                  Mexico
       II  American Construction Equipment Company, Inc.                                100.0000                  California
              III  AMECO Holdings, Inc.                                                 100.0000                  California
                    IV  AMECO Caribbean, Inc.                                           100.0000                  California
                    IV  Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.       0.2000                  Mexico
                    IV  Ameco Mining Services S.R.L.                                     99.0000                  Argentina
                    IV  Ameco Peru S.A.C.                                                 0.8357                  Peru
                    IV  AMECO Project Services, Inc.                                    100.0000                  Philippines
                    IV  Ameco Pty Ltd.                                                  100.0000                  Australia
                    IV  Ameco Services S.R.L.                                            99.0000                  Argentina
                    IV  Ameco Services, S. de R.L. de C.V.                                3.0992                  Mexico
              III  Ameco Mexico Administracion y Servicios, S. de R.L. de C.V            99.8000                  Mexico
              III  Ameco Mining Services S.R.L.                                           1.0000                  Argentina
              III  Ameco Peru S.A.C.                                                     99.1643                  Peru
              III  Ameco Services S.R.L.                                                  1.0000                  Argentina
              III  Ameco Services, S. de R.L. de C.V.                                    24.2992                  Mexico
       II  BWJ, LLC                                                                     100.0000                  Delaware
       II  Palmetto Seed Capital Ltd. Partnership                                         7.3529                  South Carolina
       II  SMA Equipment, LLC                                                           100.0000                  Delaware
       II Vantage Information Systems, Inc.                                             100.0000                  Delaware

I  FLUOR CONSTRUCTORS INTERNATIONAL, INC.                                               100.0000                  California
       II  Fluor Constructors Canada Ltd.                                               100.0000                  New Brunswick
              III  Fluor Canada Partners                                                 25.0000                  Alberta
       II  Fluor Constructors Indiana Limited Partnership                                 1.0000                  Indiana
       II  Fluor Management and Technical Services, Inc.                                100.0000                  California
              III  Fluor Constructors Indiana Limited Partnership                        99.0000                  Indiana

I  FLUOR ENTERPRISES, INC.                                                              100.0000                  California
       II  Caribbean Thermal Electric, LLC                                               49.0000                  Delaware
       II  Cascadia Monorail Company LLC                                                 50.0000                  Delaware
       II  Claiborne Fuels, Inc.                                                        100.0000                  California
              III  Claiborne Fuels, L.P.                                                  1.0000                  Delaware
                    IV  Louisiana Energy Services, L.P.                                   0.8472                  Delaware
       II  Daniel International Corporation                                             100.0000                  South Carolina
              III  Daniel Navarra, S.A.                                                 100.0000                  Spain
              III  Fluor Daniel Engineering, Inc.                                       100.0000                  Ohio
              III  Fluor Management Company L.P.                                         46.0676                  Delaware
       II  DAX Industries, Inc.                                                           5.0000                  Texas
       II  Del-Jen, Inc.                                                                100.0000                  California
              III  Del-Jen International Corporation                                    100.0000                  Delaware
              III  Trend Western Technical Corporation                                    100.00                  California
       II  Duke/Fluor Daniel                                                             49.9999                  North Carolina
       II  Efdee Connecticut Architects, Inc.                                           100.0000                  Connecticut
       II  Efdee Engineering Professional Corporation                                   100.0000                  North Carolina

                                                                                        PERCENT                    ORGANIZED
SUBSIDIARY NAME                                                                         HOLDING                   UNDER LAWS OF
---------------                                                                         -------                   -------------
       II  Efdee Mississippi Architects, A Professional Corporation                     100.0000                  Mississippi
       II  Efdee New York Engineers & Architects P.C.                                   100.0000                  New York
       II  Encee Architecture Services, P.C.                                            100.0000                  North Carolina
       II  ESSI, LLC                                                                     33.3333                  Delaware
              III  ESSI Limited                                                         100.0000                  England
       II  eTech Solutions, Inc.                                                        100.0000                  Nevada
       II  Evergreen Equipment and Personnel Leasing, Inc.                              100.0000                  Rhode Island
       II  F&F Infrastructure, LLC                                                       50.0000                  Colorado
       II  FD Architects & Engineers Corporation                                        100.0000                  New Jersey
       II  FD Mexico, Inc.                                                              100.0000                  Delaware
       II  FD/MK Limited Liability Company                                               60.0000                  Delaware
       II  FDEE Consulting, Inc.                                                        100.0000                  California
       II  FDHM, Inc.                                                                   100.0000                  California
       II  Fluor (Nigeria) Limited                                                      100.0000                  Nigeria
       II  Fluor A&E Services, Inc.                                                     100.0000                  California
       II  Fluor Abadan Limited                                                         100.0000                  Bermuda
       II  Fluor Alaska, Inc.                                                           100.0000                  Alaska
       II  Fluor Americas, Inc.                                                         100.0000                  California
       II  Fluor Ames Kraemer, LLC                                                       40.0000                  Delaware
       II  Fluor Atlantic Limited                                                       100.0000                  Bermuda
       II  Fluor Australia Pty Ltd                                                      100.0000                  Australia
              III  Civil and Mechanical Maintenance Pty. Ltd.                           100.0000                  Australia
              III  Fluor Daniel Constructors Pty. Ltd.                                  100.0000                  Australia
              III  Fluor Global Services Australia Pty Ltd                              100.0000                  Australia
                    IV  Fluor Maintenance Services Pty Ltd                              100.0000                  Australia
                    IV  Fluor Operations and Maintenance Services Pty Ltd               100.0000                  Australia
                    IV  Fluor Services Pty Ltd                                          100.0000                  Australia
              III  Fluor Power Services Pty Ltd.                                        100.0000                  Australia
                    IV  Duke/Fluor Daniel Australia Partnership                          50.0000                  Australia
              III  Karratha Engineering Services Pty Ltd                                100.0000                  Australia
              III  PT Signet Indonesia                                                   10.0000                  Indonesia
              III  Signet Holdings Pty Ltd                                              100.0000                  Australia
                    IV  PT Signet Indonesia                                              90.0000                  Indonesia
                    IV  Signet Engineering Pty Ltd                                      100.0000                  Australia
                           V  Signet Ingenieria S.A. .                                    1.0000                  Chile
                                 VI Constructora Lequena S.A.                           100.0000                  Chile
                    IV  Signet Ingenieria S.A.                                           99.0000                  Chile
                           V Constructora Lequena S.A.                                  100.0000                  Chile
                    IV  Signet International Holdings Pty. Ltd.                         100.0000                  Australia
                    IV  Tengis Design Services Pty Ltd                                  100.0000                  Australia
                    IV  Westquip Australia Pty Ltd                                      100.0000                  Australia
              III  TRS Staffing Solutions (Australia) Pty Ltd                           100.0000                  Australia
       II  Fluor Canada Ltd.                                                            100.0000                  New Brunswick
              III  Fluor Canada Partners                                                 75.0000                  Alberta
              III  Fluor Daniel International Services Inc.                              10.0000                  Barbados
              III  TRS Staffing Solutions (Canada) Inc.                                 100.0000                  Canada
              III  Wright Engineers (Chile) Limitada                                    100.0000                  Chile
              IV  Wright Engineers Limitada Peru                                         35.0000                  Peru
       II  Fluor Chile, Inc.                                                            100.0000                  California
              III  Ameco Chile S.A.                                                      99.0000                  Chile
              III  Fluor Chile Ingenieria y Construccion S.A.                            99.0000                  Chile
                    IV  Jaakko-Poyry - Fluor Daniel Chile SA                             75.0000                  Chile
              III  Ingenieria y Construcciones Fluor Daniel Chile Limitada               99.1000                  Chile
       II  Fluor Closure Company, Inc.                                                  100.0000                  Washington
       II  Fluor Colombia Limited                                                       100.0000                  Delaware
       II  Fluor Continental Limited                                                    100.0000                  Bermuda

                                                                                        PERCENT                    ORGANIZED
SUBSIDIARY NAME                                                                         HOLDING                   UNDER LAWS OF
---------------                                                                         -------                   -------------
       II  Fluor Daniel (Japan) Inc.                                                    100.0000                  Japan
       II  Fluor Daniel (Malaysia) Sdn. Bhd.                                            100.0000                  Malaysia
       II  Fluor Daniel (NPOSR), Inc.                                                   100.0000                  Delaware
       II  Fluor Daniel Alumatech, Inc.                                                 100.0000                  Delaware
       II  Fluor Daniel America, Ltda.                                                  100.0000                  California
       II  Fluor Daniel Brasil, Ltda.                                                    99.9983                  Brazil
       II  Fluor Daniel Caribbean, Inc.                                                 100.0000                  Delaware
              III  DMIS, Inc.                                                           100.0000                  South Carolina
              III  Duke/Fluor Daniel Caribbean, S.E.                                      0.2500                  Puerto Rico
              III  Fluor Daniel Export Services, Inc.                                   100.0000                  Delaware
              III  Fluor Daniel International (Malaysia) Sdn. Bhd.                      100.0000                  Malaysia
              III  Fluor Daniel Maintenance Services, Inc.                              100.0000                  Delaware
              III  Fluor Daniel Services Corporation                                    100.0000                  Delaware
              III  Fluor Facility & Plant Services, Inc.                                100.0000                  South Carolina
       II  Fluor Daniel China, Inc.                                                     100.0000                  California
       II  Fluor Daniel China Services, Inc.                                            100.0000                  California
       II  Fluor Daniel China Technology, Inc.                                          100.0000                  California
       II  Fluor Daniel Coal Services International, Inc.                               100.0000                  Delaware
              III  Duke/Fluor Daniel International                                       49.9999                  Nevada
                    IV  D/FD Foreign Sales Corporation                                   75.0000                  Barbados
                    IV  Duke/Fluor Daniel Development Services LLC                       50.0000                  Nevada
                    IV  Duke/Fluor Daniel Caribbean, S.E.                                99.0000                  Puerto Rico
              III  Duke/Fluor Daniel LLC                                                 49.9999                  Nevada
              III  Power Construction Services Pty Ltd                                   50.0000                  Australia
       II  Fluor Daniel Construction Company                                            100.0000                  California
       II  Fluor Daniel Development Corporation                                         100.0000                  California
              III  Crown Energy Company                                                 100.0000                  New Jersey
              III  Fluor Daniel Modesto, Inc.                                           100.0000                  California
                    IV  Wilmore/Fluor Modesto LLC                                        50.0000                  California
              III  Fluor Daniel Temecula, Inc.                                          100.0000                  California
                    IV  Fluor Daniel Ada, Inc.                                           50.0000                  Idaho
              III  Fluor Daniel Tempe, Inc.                                             100.0000                  California
                    IV  Ciudad Del Lago, LLC                                             50.0000                  Delaware
                    IV  Fluor Daniel Ada, Inc.                                           50.0000                  Idaho
              III  Gloucester Limited, Inc.                                             100.0000                  California
              III  Gloucester Limited II, Inc.                                          100.0000                  California
              III  San Diego Expressway L.P.                                              3.9300                   California
              III  Tarrant Energy, Inc.                                                 100.0000                  California
       II  Fluor Daniel Eastern, Inc.                                                   100.0000                  California
              III  P.T. Fluor Daniel Indonesia                                           80.0000                  Indonesia
                    IV  PT. AMECO Servicindo                                             99.0000                  Indonesia
       II  Fluor Daniel Energy Investments, Inc.                                        100.0000                  Delaware
              III  The Beacon Group Energy Investment Fund, L.P.                          7.5920                  Delaware
       II  Fluor Daniel Engineers & Constructors, Inc.                                  100.0000                  Delaware
              III  Fluor (China) Engineering and Construction Co. Ltd.                  100.0000                  P.R.C.
              III  Fluor Daniel Project Consultants (Shenzhen) Co., Ltd.                100.0000                  P.R.C.
       II  Fluor Daniel Engineers & Constructors, Ltd.                                  100.0000                  California
       II  Fluor Daniel Engineers & Consultants Ltd.                                    100.0000                  Mauritius
              III  Fluor Daniel India Private Limited                                    80.0000                  India
       II  Fluor Daniel Environmental Strategies, Inc.                                  100.0000                  Delaware
       II  Fluor Daniel Espana, S.A.                                                    100.0000                  California
              III  Fluor Arabia Limited                                                  50.0000                  Saudi Arabia
       II  Fluor Daniel Eurasia, Inc.                                                   100.0000                  California
       II  Fluor Daniel Europe B.V.                                                     100.0000                  Netherlands
              III  ASI Advanced Solutions International BV                                5.0000                  Netherlands
                           IV  ASI Consulting UK Limited                                100.0000                  England
                           IV  ASI International Services Limited                       100.0000                  England
              III  Fluor Daniel Belgium, N.V.                                           100.0000                  Belgium
              III  Fluor Daniel B.V.                                                    100.0000                  Netherlands

                                                                                        PERCENT                    ORGANIZED
SUBSIDIARY NAME                                                                         HOLDING                   UNDER LAWS OF
---------------                                                                         -------                   -------------
                    IV  Fluor Daniel Consultants B.V.                                   100.0000                  Netherlands
                    IV  Fluor Infrastructure B.V.                                       100.0000                  Netherlands
                           V  Infraspeed Holdings B.V.                                    7.1000                  Netherlands
                                 VI  Infraspeed B.V.                                    100.0000                  Netherlands
                           V  Infraspeed Maintenance B.V.                                11.0000                  Netherlands
                           V  Infraspeed EPC Consortium V.O.F.                            8.9000                  Netherlands
                           V  Poort van Den Bosch B.V.                                   10.0000                  Netherlands
                           V  Poort van Den Bosch V.O.F.                                 10.0000                  Netherlands
                    IV  TRS Staffing Solutions B.V.                                     100.0000                  Netherlands
              III  Fluor Daniel E&C LLC                                                 100.0000                  Russia
                    IV  Neftegasservis Limited                                           25.0000                  Cyprus
              III  Fluor Daniel Eastern Services B.V.                                   100.0000                  Netherlands
              III  Fluor, S.A.                                                            3.9200                  Spain
                    IV  Technical Resource Solutions, S.L.                              100.0000                  Spain
              III  Fluor S.A.                                                           100.0000                  Poland
       II  Fluor Daniel Florida Rail, Inc.                                              100.0000                  Delaware
       II  Fluor Daniel Global Limited                                                  100.0000                  Guernsey
              III  Fluor Daniel Global Contracting Limited                              100.0000                  Guernsey
              III  Fluor Daniel Global Placement Limited                                100.0000                  Guernsey
              III  Fluor Daniel Global Placement Services Limited                       100.0000                  Guernsey
              III  Fluor Daniel Global Services Limited                                 100.0000                  Guernsey
              III  Fluor Daniel Global Support Services Limited                         100.0000                  Guernsey
              III  Fluor Daniel Global TRS Limited                                      100.0000                  Guernsey
              III  Fluor Daniel Global TRS Services Limited                             100.0000                  Guernsey
       II  Fluor Daniel GmbH                                                            100.0000                  Germany
       II  Fluor Daniel Holdings, Inc.                                                  100.0000                  California
              III  Fluor Daniel Global Services Private Limited                         100.0000                  India
       II  Fluor Daniel Illinois, Inc.                                                  100.0000                  Delaware
              III  D/FD Bridgeport Operations, LLC                                       49.9999                  Delaware
              III  D/FD Cokenergy Operations, LLC                                        49.9999                  Delaware
              III  D/FD Operating Services, LLC                                          49.9999                  Delaware
              III  DFD California Operations                                             49.0000                  California
              III  Duke/Fluor Daniel                                                     49.9999                  North Carolina
                    IV  D/FD Enterprises, LLC                                           100.0000                  Delaware
                    IV  D/FD Equipment Company LLC                                      100.0000                  Delaware
                    IV  D/FD Grays Harbor, LLC                                          100.0000                  Delaware
                    IV  D/FD Kentucky Mountain Power, LLC                               100.0000                  Delaware
                    IV  D/FD Operating Plant Services, LLC                              100.0000                  Delaware
                    IV  D/FD Plant Services, LLC                                        100.0000                  Delaware
                    IV  D/FD Ventures, LLC                                              100.0000                  Delaware
                    IV  Turbine Fleet Management, LLC                                   100.0000                  Delaware
              III  Fluor Iran                                                             9.8000                  Iran
       II  Fluor Daniel India, Inc.                                                     100.0000                  California
       II  Fluor Daniel Indiana Limited Partnership                                       1.0000                  Indiana
       II  Fluor Daniel International Services Inc.                                      90.0000                  Barbados
       II  Fluor Daniel Latin America, Inc.                                             100.0000                  California
              III  Grupo Alvica USA, LLC                                                 80.0000                  Delaware
              III  Grupo Empresarial Alvica, S.A.                                        80.0000                  Venezuela
                    IV  Grupo Alvica SCS                                                  0.1000                  Venezuela
              III  Servicios Cuyuni, E.T.T., C.A.                                        80.0000                  Venezuela
       II  Fluor Daniel Mexico S.A.                                                     100.0000                  California
              III  ICA-Fluor Daniel, S. de R.L. de C.V.                                  49.0000                  Mexico
              III  TRS International Group, S. de R.L. de C.V.                            0.0954                  Mexico
       II  Fluor Daniel Mining & Metals, Ltd.                                           100.0000                  California
              III  Ameco Chile S.A.                                                       1.0000                  Chile
              III  Fluor Chile Ingenieria y Construccion S.A.                             1.0000                  Chile

                                                                                        PERCENT                    ORGANIZED
SUBSIDIARY NAME                                                                         HOLDING                   UNDER LAWS OF
---------------                                                                         -------                   -------------
                    IV  Jaakko-Poyry - Fluor Daniel Chile SA                             75.0000                  Chile
              III  Ingenieria y Construcciones Fluor Daniel Chile Limitada                0.9000                  Chile
       II  Fluor Daniel Overland Express, Inc.                                          100.0000                  Delaware
       II  Fluor Daniel Overseas, Inc.                                                  100.0000                  California
              III  Arctic Pacific Contractors International, L.L.C.                      50.0000                  Delaware
              III  PFD International LLC                                                 50.0000                  Delaware
       II  Fluor Daniel P.R.C., Ltd.                                                    100.0000                  California
       II  Fluor Daniel Pacific, Inc.                                                   100.0000                  California
              III  Fluor Daniel-AMEC Philippines, Inc.                                   50.0000                  Philippines
       II  Fluor Daniel Power B.V.                                                      100.0000                  Netherlands
       II  Fluor Daniel Pulp & Paper, Inc.                                              100.0000                  California
              III  Fluor Daniel Indiana Limited Partnership                              99.0000                  Indiana
       II  Fluor Daniel Real Estate Services, Inc.                                      100.0000                  South Carolina
       II  Fluor Daniel Sales Corporation                                               100.0000                  Barbados
       II  Fluor Daniel South America Limited                                           100.0000                  California
       II  Fluor Daniel South East Asia, Ltd.                                           100.0000                  California
       II  Fluor Daniel Technical Services, Inc.                                        100.0000                  Texas
       II  Fluor Daniel Telecommunications Corporation                                  100.0000                  California
       II  Fluor Daniel Thailand Holdings Corporation                                   100.0000                  California
              III  Fluor Iran                                                             9.8000                  Iran
       II  Fluor Daniel Thailand, Ltd.                                                  100.0000                  California
       II  Fluor Daniel Venture Group, Inc.                                             100.0000                  California
              III  CommTech Technology Partners IV, a California Limited Partnership      1.0835                  California
              III  Fluor Daniel Asia, Inc.                                              100.0000                  California
                    IV  Duke/Fluor Daniel International Services                         49.9999                  Nevada
                           V  D/FD Foreign Sales Corporation                             25.0000                  Barbados
                           V  Duke/Fluor Daniel Caribbean, S.E.                          0.5000                   Puerto Rico
                           V  Duke/Fluor Daniel Development Services LLC                 50.0000                  Nevada
                           V  Duke/Fluor Daniel International Services (Trinidad)
                              Limited                                                   100.0000                  Trinidad
                    IV  P.T. Fluor Daniel Indonesia                                      20.0000                  Indonesia
                           V  P.T. AMECO Servicindo                                      99.0000                  Indonesia
                    IV  P.T. Nusantara Power Services                                    80.0000                  Indonesia
              III  Micogen Inc.                                                         100.0000                  California
              III  Micogen Limited I, Inc.                                              100.0000                  California
              III  Micogen Limited II, Inc.                                             100.0000                  California
              III  Soli-Flo LLC                                                          25.0000                  Delaware
                    IV  Soli-Flo, Inc.                                                  100.0000                  California
                           V  Soli-Flo Material Transfer, L.P.                            1.0000                  California
                           V  Soli-Flo Partners, L.P.                                     1.0000                  California
              III  Soli-Flo Material Transfer, L.P.                                      24.7500                  California
              III  Soli-Flo Partners, L.P.                                               24.7500                  California
              III  Springfield Resource Recovery, Inc.                                  100.0000                  Mass.
                    IV  Springfield Resource Recovery Limited Partnership                10.0000                  Mass.
              III  Springfield Resource Recovery Limited Partnership                     90.0000                  Mass.
       II  Fluor Daniel, a Professional Architectural Corporation                       100.0000                  Louisiana
       II  Fluor Daniel, Inc. - Philippines                                             100.0000                  Philippines
       II  Fluor, S.A.                                                                   96.0800                  Spain
              III  Technical Resource Solutions SL                                      100.0000                  Spain
       II  Fluor Distribution Companies, Inc.                                           100.0000                  California
       II  Fluor Engineering Corporation                                                100.0000                  Michigan
       II  Fluor Engineers, Inc.                                                        100.0000                  Delaware
       II  Fluor Enterprises Group, Inc.                                                100.0000                  Delaware
       II  Fluor Federal Services, Inc.                                                 100.0000                  Washington
              III  Fluor Federal, Inc.                                                  100.0000                  Washington
       II  Fluor Federal Services, LLC                                                  100.0000                  Delaware
              III  Alutiiq Federal Services Limited Liability Company                    49.0000                  Alaska

                                                                                        PERCENT                    ORGANIZED
SUBSIDIARY NAME                                                                         HOLDING                   UNDER LAWS OF
---------------                                                                         -------                   -------------
              III  Alutiiq-Fluor Constructors, LLC                                       49.0000                  Alaska
              III  Ford Island Properties, LLC                                           10.0000                  Hawaii
       II  Fluor Federal Services NWS, Inc.                                             100.0000                  Washington
       II  Fluor Fernald, Inc.                                                          100.0000                  California
              III  Fluor Environmental Resources Management Services, Inc.              100.0000                  Delaware
       II  Fluor Global Sourcing and Supply Inc.                                         82.0000                  Delaware
              III  Global Sourcing & Supply International, LLC                          100.0000                  Delaware
       II  Fluor Government Group International, Inc.                                   100.0000                  Delaware
       II  Fluor Gulf Communications, Inc.                                              100.0000                  California
       II  Fluor Hanford, Inc.                                                          100.0000                  Washington
              III  CBV/CCSi, LLC                                                         23.0540                  Delaware
              III  CBV/Mundo, LLC                                                        71.0500                  Delaware
              III  CBV/Mundo II, LLC                                                     28.1500                  Delaware
              III  CBV/Vivid, LLC                                                        28.4000                  Delaware
              III  Columbia Basin Ventures LLC                                           36.3400                  Delaware
       II  Fluor Indonesia, Inc.                                                        100.0000                  California
       II  Fluor Industrial Services, Inc.                                              100.0000                  Delaware
       II  Fluor Intercontinental, Inc.                                                 100.0000                  California
              III  Dominican Republic Combined Cycle, LLC                                49.0000                  Delaware
              III  Fluor Daniel Brasil, Ltda.                                             0.0017                  Brazil
              III  Fluor Daniel Nigeria Limited                                          60.0000                  Nigeria
              III  Fluor Iran                                                             9.8000                  Iran
              III  Fluor JAJ, Inc.                                                      100.0000                  Delaware
                    IV  J. A. Jones International, LLC                                  100.0000                  Delaware
              III  FLUOR M ltd                                                           100.000                  Macedonia
              III  Fluor Middle East, LLC                                                 100.00                  Delaware
                    IV  FluorAMEC, LLC                                                     51.00                  Delaware
                    IV  FluorAMEC Enterprises, LLC                                         51.00                  Delaware
              III  Grupo Alvica SCS                                                      79.9200                  Venezuela
              III  NWKC LLC                                                              50.0000                  Delaware
       II  Fluor International Limited                                                  100.0000                  Bermuda
       II  Fluor International Limited                                                  100.0000                  England
              III  Aptech Fluor Daniel (Private) Limited                                 50.0000                  Zimbabwe
              III  Arctic Pacific Contractors (UK) Limited                               50.0000                  England
              III  ASI  Advanced Solutions International BV                              95.0000                  Netherlands
                    IV  ASI Consulting UK Limited                                       100.0000                  England
                    IV  ASI International Services Limited                              100.0000                  England
              III  Citylink Telecommunications Holdings Limited                          18.0000                  England
                    IV  Citylink Telecommunications Limited                             100.0000                  England
              III  Fluor Caspian Services Limited                                       100.0000                  England
              III  Fluor Industrial Services Limited                                    100.0000                  England
                    IV  Team-Sel International Limited                                   99.9999                  England
                           V  Fluor Industrial Support Services Limited                  99.9950                  England
                                 VI  TA Engineering Services (Tunisia) Limited          100.0000                  England
              III  Fluor Industrial Support  Services Limited                             0.0050                  England
              III  Fluor Limited                                                        100.0000                  England
              III  Fluor Ocean Services Limited                                         100.0000                  England
              III  Genesys Telecommunications Holdings Limited                          100.0000                  England
                    IV  Genesys Telecommunications Limited                              100.0000                  England
              III  Greater Gabbard Offshore Winds Limited                                50.0000                  England
              III  KDPC Limited                                                          50.0000                  England
              III  MerseyTram Link Limited                                              100.0000                  England
              III  Offshore Renewable Energy Alliance Limited                            50.0000                  England
              III  PFD (UK) Limited                                                      50.0000                  England
              III  Team-Sel International Limited                                         0.0001                  England
                    IV  Fluor Industrial Support  Services Limited                       99.9950                  England

                                                                                        PERCENT                    ORGANIZED
SUBSIDIARY NAME                                                                         HOLDING                   UNDER LAWS OF
---------------                                                                         -------                   -------------
                    IV  TA Engineering Services (Tunisia) Limited                       100.0000                  England
              III  TRS Management Resources Limited                                     100.0000                  England
                    IV  Ambit Technology Limited                                        100.0000                  England
                    IV  Hotel Accounts Resources Limited                                100.0000                  England
                    IV  MRG Human Resources Limited                                     100.0000                  England
                    IV  SAP Services Limited                                            100.0000                  England
                    IV  Times Computer Services Limited                                 100.0000                  England
                    IV  Times Group Limited                                             100.0000                  England
                    IV  TRS Management Resources (Services) Ltd.                        100.0000                  England
                           V  David Chorley Associates Limited                          100.0000                  England
              III  TRS Staffing Solutions (U.K.) Limited                                100.0000                  England
       II  Fluor International, Inc.                                                    100.0000                  California
              III  Fluor Mideast Limited                                                100.0000                  California
       II  Fluor Iran                                                                    70.6000                  Iran
       II  Fluor Ireland Limited                                                        100.0000                  Ireland
              III  Fluor Daniel - E-E-L Limited                                          50.0000                  Ireland
       II  Fluor Maintenance Services, Inc.                                             100.0000                  California
              III  Norfolk Maintenance Corporation                                      100.0000                  California
       II  Fluor Mideast Limited                                                        100.0000                  Bermuda
       II Fluor NE, Inc.                                                                100.0000                  Arizona
              III  ADP Marshall Contractors, Inc.                                       100.0000                  Delaware
              III  ADP Marshall Limited                                                 100.0000                  Ireland
              III  ADP/FD of Nevada, Inc.                                               100.0000                  Nevada
              III  M&W/Marshall, a Joint Venture                                         50.0000                  Oregon
       II  Fluor Nuclear Services, Inc.                                                 100.0000                  Ohio
       II  Fluor Plant Services International, Inc.                                     100.0000                  California
       II  Fluor Properties Limited                                                     100.0000                  England
       II  Fluor Real Estate Services, Inc.                                             100.0000                  Delaware
       II  Fluor Reinsurance Investments, Inc.                                          100.0000                  Delaware
              III  International Insurance Advisors, Inc.                                10.7672                  Delaware
              III  International Insurance Investors, L.P.                               10.7672                  Bermuda
       II  Fluor Services International, Inc.                                           100.0000                  Nevada
       II  Fluor Transworld Services, Inc.                                              100.0000                  California
              III  Neftegasservis Limited                                                25.0000                  Cyprus
       II  Fluor Technologies Corporation                                               100.0000                  Delaware
       II  Fluor Texas, Inc.                                                            100.0000                  Texas
       II  Fluor US Services, Inc.                                                      100.0000                  Delaware
       II  Fluor Virginia, Inc.                                                         100.0000                  Delaware
       II  FMC Holding Company LLC                                                      100.0000                  Delaware
              III  Fluor Management Company L.P.                                         20.5277                  Delaware
       II  FRES, Inc.                                                                   100.0000                  Delaware
       II  Fru-Con/Fluor Daniel Joint Venture                                            50.0000                  Missouri
       II  Indo-Mauritian Affiliates Limited                                            100.0000                  Mauritius
              III  Fluor Daniel India Private Limited                                    20.0000                  India
       II  Integrated Global Solutions - Canada, Inc.                                   100.0000                  New Brunswick
       II  Lone Star Infrastructure, LLC                                                 45.0000                  Delaware
       II  Lone Star Infrastructure, Joint Venture                                       45.0000                  Texas
       II  Micogen Limited III, Inc.                                                    100.0000                  California
              III  Claiborne Fuels, L.P.                                                 99.0000                  Delaware
              III  Louisiana Energy Services, L.P.                                       10.2659                  Delaware
       II  Middle East Fluor                                                            100.0000                  California
       II  Nutmeg Valley Resources, Inc.                                                100.0000                  California
       II  Plant Performance Services International, Ltd.                               100.0000                  Bermuda
              III  Fluor International Nigeria Limited                                   60.0000                  Nigeria
       II  Plant Performance Services LLC                                               100.0000                  Delaware
              III  Plant Performance Services, Inc.                                     100.0000                  California

                                                                                        PERCENT                    ORGANIZED
SUBSIDIARY NAME                                                                         HOLDING                   UNDER LAWS OF
---------------                                                                         -------                   -------------
              III  P2S, LLC                                                             100.0000                  Delaware
       II  Platte River Constructors, Ltd.                                               49.0000                  Ohio
       II  Saddleback Constructors                                                       27.0000                  Delaware
       II  Signet Technology Inc.                                                       100.0000                  Colorado
       II  Soli-Flo LLC                                                                  25.0000                  Delaware
              III  Soli-Flo, Inc.                                                       100.0000                  California
                    IV  Soli-Flo Material Transfer, L.P.                                  1.0000                  California
                    IV  Soli-Flo Partners, L.P.                                           1.0000                  California
       II  Soli-Flo Material Transfer, L.P.                                              24.7500                  California
       II  Soli-Flo Partners, L.P.                                                       24.7500                  California
       II  Stanhope Management Services Limited                                         100.0000                  England
       II  Strategic Organizational Systems Enterprises, Inc.                           100.0000                  California
              III  Strategic Organizational Systems Environmental Engineering
                   Division, Inc.                                                       100.0000                  Texas
       II  TDF, Inc.                                                                    100.0000                  California
              III  Barringford Ltd.                                                     100.0000                  B. Virgin Isles
                    IV  Bishopsford Engineering AG                                      100.0000                  Switzerland
                    IV  Fluor Daniel Engineers SA (PTY) Limited                         100.0000                  Liechtenstein
                           V  Trans-Africa Projects Ltd.                                 50.0000                  Mauritius
                           V  Trans-Africa Projects (Pty) Ltd.                           50.0000                  R. South Africa
                    IV  Fluor SA (Pty) Limited                                          100.0000                  Liechtenstein
                           V  Fluor Global Plant Services (Proprietary) Ltd.            100.0000                  R. South Africa
                           V  Rhus Investments (PTY) Ltd.                               100.0000                  R. South Africa
                    IV  TRS Staffing Solutions SA (Pty) Ltd.                            100.0000                  B. Virgin Isles
       II  Valley Corridor Constructors                                                  30.0000                  Colorado
       II  Valley Infrastructure Group, LLC                                              33.3333                  Delaware
       II  Venezco, Inc.                                                                100.0000                  California
       II  Williams Brothers Engineering Company                                        100.0000                  Delaware
              III  Fluor Daniel Argentina, Inc.                                         100.0000                  Delaware
              III  Williams Brothers Engineering Limited                                100.0000                  England
              III  Williams Brothers Engineering Pty Ltd                                100.0000                  Australia
              III  Williams Brothers Process Services, Inc.                             100.0000                  Delaware
       II  WODECO Nigeria Limited                                                        60.0000                  Nigeria

I  FLUOR HOLDING COMPANY LLC                                                            100.0000                  Delaware

       II  Compania Mineria San Jose Del Peru S.A.                                       99.0000                  Peru
       II  Fluor Management Company L.P.                                                 33.4047                  Delaware
       II  Global Builders Insurance Ltd.                                               100.0000                  Bermuda
       II  Mineral Resource Development Corporation                                     100.0000                  Delaware
              III  Compania Mineria San Jose Del Peru S.A.                                1.0000                  Peru
              III  St. Joe ErzbergbauGesellschaft GmbH                                   16.6667                  Austria
              III  St. Joe Minerals Corporation y Cia.                                    0.0125                  Brazil
       II  Pinnacle Insurance Company, Inc.                                             100.0000                  Hawaii
       II  Robil International Corporation                                              100.0000                  Delaware
       II  St. Joe Egypt Exploracion Corp.                                              100.0000                  Delaware
       II  St. Joe ErzbergbauGesellschaft GmbH                                           83.3333                   Austria
       II  St. Joe Exploracion Minera, Inc.                                             100.0000                  Delaware
       II  St. Joe Luisito de Oro, Inc.                                                 100.0000                  Delaware
       II  St. Joe Minerals Corporation & Cia.                                           99.9875                  Brazil

I  TRS STAFFING SOLUTIONS, INC.                                                         100.0000                  South Carolina

       II  TRS International Group, S. de. R.L. de C.V.                                  99.9046                  Mexico
       II  TRS International Payroll Co.                                                100.0000                  Texas
       II  TRS Staffing Solutions Caribbean, Inc.                                       100.0000                  Puerto Rico

-------------
 (1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary